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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): OCTOBER 13, 2003

                           DWANGO NORTH AMERICA CORP.
               (Exact Name of Registrant as Specified in Charter)


         NEVADA                   333-69006       84-1407365
(State or Other Jurisdiction    (Commission     (I.R.S. Employer
         of Incorporation)       File Number)    Identification Number)


         5847 SAN FELIPE STREET, SUITE 3220
         HOUSTON, TEXAS                                    77057-3000
         (Address of Principal Executive Offices)          (Zip Code)

                                 (713) 914-9600
              (Registrant's telephone number, including area code)



                       5847 SAN FELIPE STREET, SUITE 2825
                            HOUSTON, TEXAS 77057-3000
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         In October, 2003, the operating subsidiary of Dwango North America Corp. ("dwango") executed an agreement with T-Mobile USA, Inc. which sets forth the terms and conditions under which dwango's games may be made available to end-users of this wireless carrier.

         This represents the third major wireless carrier relationship for dwango. dwango also has agreements with AT&T Wireless and Verizon Wireless.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 29, 2003

                                   DWANGO NORTH AMERICA CORP.


                                   By:       /S/ ROBERT E. HUNTLEY
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                                      Robert E. Huntley
                                      Chairman, President and Chief Executive
                                      Officer



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